UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
              ----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 13, 2005


                                   KADANT INC.
               (Exact Name of Registrant as Specified in Charter)

Delaware                          1-11406                             52-1762325
(State or Other           (Commission File Number)                 (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation

One Acton Place, Suite 202
Acton, Massachusetts                                                       01720
(Address of Principal Executive Offices)                              (Zip Code)


                                  978-776-2000
               Registrant's telephone number, including area code

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      | | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                  KADANT INC.

Item 1.01.  Entry into a Material Definitive Agreement

Director Compensation. On June 7, 2005, the board of directors of Kadant Inc. ("Kadant") approved several changes to Kadant's compensation practices for its non-employee directors. The changes included an award of 2,500 shares of restricted stock, that were intended to have the same rights and restrictions as the annual award of restricted stock under the Directors' Restricted Stock Plan, as amended and restated on March 9, 2004 (the "Directors' Plan"). One feature of the Directors' Plan provides for the award of additional unrestricted shares in the event a non-employee director resigns or is not re-nominated or re-elected to the board of directors of Kadant upon the occurrence of, or within one year following, a change in control, as defined in the Directors Plan. This feature was erroneously excluded from the restricted stock agreement evidencing the award on June 7, 2005.

In order to fully realize their intent, the board of directors of Kadant approved the following resolution on July 13, 2005, which represents a change to Kadant's compensation practices for its non-employee directors:

      Unrestricted Stock Award. In the event that a non-employee director resigns or is not re-nominated or re-elected to the board of directors of Kadant upon the occurrence of, or within one year following, a Change in Control (as defined in the Directors' Plan) during the period from the date of this resolution to March 31, 2007, such non-employee director will be entitled to receive, in addition to any shares which such director may be entitled upon a Change in Control under the Directors' Plan, the following additional shares of unrestricted stock under the Company's Amended and Restated Equity Incentive
Plan: (1) 10,000 shares, in the event that such Change of Control occurs during the period from April 2, 2005 to March 31, 2006, and (2) 7,500 shares in the event that such Change of Control occurs during the period from April 1, 2006 to March 31, 2007.

There were no changes to the other components of Kadant's non-employee director compensation practices as previously disclosed in Kadant's Annual Report on Form 10-K for the fiscal year ended January 1, 2005 filed with the Securities and Exchange Commission on March 16, 2005, Kadant's Definitive Proxy Statement on
Schedule 14A for its 2005 annual meeting of stockholders dated April 26, 2005 and Kadant's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 13, 2005.


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                                    KADANT INC.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   KADANT INC.


Date:  July 15, 2005                               By: /s/ Thomas M. O'Brien
                                                   -----------------------------
                                                   Thomas M. O'Brien
                                                   Executive Vice President and
                                                   Chief Financial Officer



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